                        DIMENSIONAL INVESTMENT GROUP INC.

                             Global Equity Portfolio
                             Global 60/40 Portfolio
                             Global 25/75 Portfolio

                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 2005

The Global Equity  Portfolio,  Global 60/40 Portfolio and Global 25/75 Portfolio
are adding the U.S.  Core Equity 1  Portfolio,  U.S.  Core  Equity 2  Portfolio,
International  Core Equity Portfolio and Emerging Markets Core Equity Portfolio,
as four  additional  Underlying  Funds in which the Portfolios  will invest (the
"New Underlying Funds"). The Portfolios intend to make changes in the allocation of their assets in the Underlying  Funds by redeeming  shares currently owned in
Underlying  Funds  to  purchase  shares  of  the  New  Underlying  Funds.  These adjustments to their portfolio holdings may cause the Portfolios to experience a higher portfolio turnover rate than they experienced in their prior fiscal year.

In connection  with the addition of the New Underlying  Funds as investments for the Portfolios, the following changes are made to the Prospectus:

(i)  The list of Underlying  Funds that appears on page 1 of the  Prospectus and the section  entitled,  "Investments in Underlying Funds" on page 10 of the
     Prospectus are both modified by adding the U.S. Core Equity 1 Portfolio and
     U.S.  Core Equity 2 Portfolio  to the list of  Domestic  Equity  Underlying
     Funds and by adding the  International  Core Equity  Portfolio and Emerging
     Markets  Core  Equity  Portfolio  to  the  list  of  International   Equity
     Underlying Funds.

(ii) In the section  entitled,  "Equity  Investment  Approach" on page 13 of the
     Prospectus, the fourth item under "Portfolio construction",  is deleted and replaced with the following:

     4.   Purchasing  stocks either (i) using a market  capitalization  weighted approach or (ii) so the portfolio is generally  diversified within the targeted asset class.

(iii)The following  paragraph is added as the fifth  paragraph on page 14 of the
     Prospectus:

     U.S. Core Equity 1 Portfolio
     U.S. Core Equity 2 Portfolio

          The  investment  objective of each of the U.S. Core Equity 1 Portfolio and the U.S.  Core  Equity 2  Portfolio  is to  achieve  long-term  capital appreciation.  Each Portfolio seeks to achieve its investment  objective by purchasing  a broad and diverse  group of common  stocks of U.S.  operating companies  with an  increased  exposure to small  capitalization  and value companies  relative  to the U.S.  Universe.  The  Advisor  defines the U.S.
     Universe as a market  capitalization  weighted  portfolio of U.S. operating companies  listed on the NYSE, Amex and Nasdaq (U.S.  Universe).  An equity issuer is considered a value company  primarily  because it has a high book value in relation to its market capitalization.  While both Portfolios seek increased exposure to small  capitalization and value companies,  U.S. Core
     Equity 2 Portfolio's  emphasis on small  capitalization and value companies is greater than that of U.S. Core Equity 1 Portfolio.

(iv) The following  paragraph is added as the sixth  paragraph on page 15 of the
     Prospectus:

     International Core Equity Portfolio

          The investment objective of the International Core Equity Portfolio is to achieve long-term capital  appreciation.  The Portfolio seeks to achieve its investment  objective by purchasing a broad and diverse group of stocks of non-U.S.  companies with an increased  exposure to small  capitalization and value companies relative to the International Universe. For purposes of this Portfolio,  the Advisor defines the International Universe as a market capitalization  weighted  portfolio  of  non-U.S.  companies  in  developed markets  which  have  been  authorized  for  investment  by  the  Advisor's
     Investment  Committee   (International   Universe).  An  equity  issuer  is
     considered a value  company  primarily  because it has a high book value in relation to its market capitalization.

(v)  The  disclosure  regarding the  investment  objectives  and policies of The
     Emerging  Markets  Series,  The Emerging  Markets  Small Cap Series and the
     Dimensional  Emerging  Markets Value Fund Inc. that appears on pages 15 and
     16 of the Prospectus is deleted, and replaced with the following:

     The Emerging Markets Series
     The Emerging Markets Small Cap Series
     Dimensional Emerging Markets Value Fund Inc.
     Emerging Markets Core Equity Portfolio

          The investment  objective of each of The Emerging Markets Series,  The
     Emerging  Markets  Small  Cap  Series  and  Emerging  Markets  Core  Equity
     Portfolio is to achieve  long-term  capital  appreciation.  The  investment objective of  Dimensional  Emerging  Markets Value Fund Inc. (the "Emerging
     Markets Value Fund") is to seek long-term capital growth through investment primarily  in emerging  markets  equity  securities.  Each of The  Emerging
     Markets Series, The Emerging Markets Small Cap Series, the Emerging Markets
     Value Fund and  Emerging  Markets  Core  Equity  Portfolio  (together,  the
     "Emerging  Markets  Underlying  Funds")  seeks to  achieve  its  investment objective by investing in emerging  markets  designated  by the  Investment
     Committee  of the  Advisor  ("Approved  Markets").  Each  Emerging  Markets
     Underlying  Fund  invests its assets  primarily in Approved  Market  equity securities  listed on bona fide securities  exchanges or actively traded on
     OTC markets.

          The  Emerging  Markets  Series  will seek a broad  market  coverage of larger  companies  within each Approved  Market,  and The Emerging  Markets
     Small Cap Series will seek a broad  market  coverage  of smaller  companies within each Approved  Market.  The Emerging Markets Value Fund will seek to invest in  emerging  market  equity  securities,  which  are  deemed by the
     Advisor to be value  stocks at the time of purchase.  The  Emerging  Market
     Core Equity  Portfolio  will seek to purchase a broad and diverse  group of securities  with an increased  exposure to  securities of small cap issuers and  securities  that it considers to be "value"  securities.  In assessing value,  the Advisor may consider  factors  such as the issuer's  securities having a high book value in  relation  to their  market  value,  as well as price to cash flow or price to earnings ratios.

          In determining  what  countries have emerging  markets with respect to
     the   Emerging   Markets   Underlying   Funds,   the  data,   analysis  and
     classification of countries published and disseminated by the International
     Bank for Reconstruction and Development  (commonly known as the World Bank)
     and the  International  Finance  Corporation,  among other things,  will be considered.  Approved  emerging  markets may not include all such  emerging markets.

The Pacific Rim Small Company Series in which the Portfolios  invest has changed its name to The  Asia  Pacific  Small  Company  Series.  All  references  in the
Prospectus  to The  Pacific  Rim Small  Company  Series are hereby  deleted  and replaced with references to The Asia Pacific Small Company Series.

               The date of this Supplement is September 15, 2005.